UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

ENDOLOGIX, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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EXPLANATORY NOTE

Filed Documents

This filing consists of the following document relating to the proposed acquisition of Nellix, Inc. by Endologix, Inc.:

Exhibit A: PowerPoint slide presentation used at conferences held on November 16, 2010 and November 17, 2010.

Additional Information About the Proposed Transaction and Where to Find It

This presentation may be deemed soliciting material relating to the proposed transaction between Endologix, Inc. and Nellix, Inc. In connection with the proposed transaction, Endologix, Inc. filed a preliminary proxy statement with the Securities and Exchange Commission on November 9, 2010. When completed, a definitive proxy statement will be filed with the Securities and Exchange Commission and mailed to the stockholders of Endologix, Inc. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER RELEVANT DOCUMENTS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ENDOLOGIX, INC. AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents filed by Endologix, Inc. with the Securities and Exchange Commission at the Securities and Exchange Commission’s Web site at www.sec.gov.

The preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents may also be obtained for free on Endologix, Inc.’s website at www.endologix.com under “Investor Relations/Financial Information/SEC Filings” or by directing such request to Investor Relations, Endologix, Inc., (949) 595-7283.

Endologix, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Endologix, Inc. in connection with the proposed transaction. Information concerning the interests of Endologix, Inc.’s participants in the solicitation is set forth in Endologix, Inc.’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, in the preliminary proxy statement relating to the proposed transaction, and in the definitive proxy statement relating to the proposed transaction when it becomes available.

1 Investor Presentation November 2010 Nasdaq: ELGX www.endologix.com

Safe Harbor
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, regarding, among other things, statements relating to the potential benefits of Endologix, Inc.’s proposed acquisition of Nellix, Inc., including expected operating synergies, the strength of Nellix, Inc.’s technology and the potential for long-term growth and expanded market share. Endologix, Inc. intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act
of 1995. These statements are based on the current estimates and assumptions of Endologix,
Inc.’s management as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances and other factors that may cause actual results to differ materially from the forward-looking statements made in this presentation. Important factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to, risks relating to the ability to consummate the proposed acquisition, the ability to successfully integrate the Nellix technology with its current and future product offerings, the scope of potential use of the Nellix technology, the ability to obtain and maintain required U.S.
Food and Drug Administration and other regulatory approvals of the Nellix technology, the scope and validity of intellectual property rights applicable to the Nellix technology, the ability to build a direct sales and marketing organization in Europe, competition from other companies, the ability to successfully market and sell its products, plans for developing new products and entering new markets and additional factors that may affect future results which are detailed in
Endologix, Inc.'s Annual Report on Form 10-K filed with the SEC on March 3, 2010, and in
Endologix, Inc.’s other periodic reports filed with the SEC. Endologix, Inc. undertakes no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available.

Executive Summary
Strategically Positioned For Leadership of $1+ Billion
Aortic Stent Graft Market
Innovative Product Portfolio with Robust New Product
Pipeline
– Nellix Acquisition Announced  October 27, 2010
Strong Financial Performance
– 3Q 2010 Revenue Growth of 30%
– 79% Gross Margin
Significant Continued Growth Potential
– Expanding Sales Force in US and Going Direct in Europe
– Multiple New Product Launches Over Next 5 Years

Endologix AAA Repair
Minimally Invasive Endovascular Stent Graft
13th Leading Cause of Death in the U.S.
Affects ~1.2 Million People in U.S.
Age Related Disease (mostly men)
200,000 New Diagnoses Annually
~65,000 AAA Procedures Annually in U.S.
–
60% EVAR
–
40% Open Surgery
Extremely Invasive
High Mortality and
Morbidity
Long Operating Times
Long Hospital
Recovery
Numerous
Complications
VS

5 Competitive Landscape Powerlink - Endologix Talent – Medtronic Excluder – WL Gore Zenith – Cook Proximal Fixation Anatomical Fixation

6 Stent Grafts

7 Low Profile AAA Delivery System Launched in 2009 Integrated Sheath and Hemostasis Valve to Simplify Procedure, Lower Blood Loss and Reduce OR time

Clinical Results
Combined Results of Three
Prospective, Multicenter
Clinical Trials
(up to 5 yr follow-up)
– 157 Patients at 28 U.S. Centers
– 0% Aneurysm Ruptures
– 0% Conversion to Open Repair
– 0% Device Migration
– 0% Stent Fractures
– 0% Graft Fatigue
– 0% Aneurysm-Related Mortality
– Reduced or Stable Aneurysm Sacs
in 93% of Patients at One Year
J. ENDOVASC THER. 2010;17:153-152

9 Historical Revenue Growth Annual CAGR = 57% *Mid-point of 2010 Guidance

10 EVAR Unmet Needs Ability to Treat Short Aortic Necks and Juxtarenal AAAs Fully Percutaneous Secondary Interventions – 20% of EVAR patients – Endoleaks Lifetime Surveillance

First ever Randomized Multi-Center Trial to
Compare Percutaneous EVAR to Surgical Cut
Down EVAR
20 sites Enrolling 210 Patients
Collaboration with Abbott on Closure Devices
Complete Enrollment 2011
– Approval Anticipated in 2012

12 New Low Profile EVAR Device Expected U.S. Approval in 2011

Device to Treat Short Necks
and Juxtarenal Aneurysms
– Represents ~20% of Diagnosed
AAAs
– Provides a Better Solution for
Patients Currently Treated Off-Label
– Adjustable Branches Accommodate
a Variety of Renal Anatomies
First Patients Treated in
November 2010 with positive
Results
Ventana Stent Graft

Nellix Technology Overview
Disruptive New AAA Therapy
– Endobags are filled with a biostable
polymer  to seal and stablize the AAA
– Integrated Endoframes pave blood flow
lumens to the legs
Potential to Improve Outcomes
and Expand the EVAR Market
– Expected to reduce secondary
interventions, long-term surveillance,
radiation exposure and healthcare costs
– Broadest expected indication of all
EVAR devices

15 Nellix Implant Procedure

Nellix Exceptional Clinical Results
34 Patients (follow –up to 2 years)
Over 50% of implants are outside the
indications for other EVAR devices
Minimal endoleaks and secondary
interventions with 1
st
generation device
100% freedom from AAA-related
mortality
No aneurysm ruptures
No stent graft migration
Strong physician feedback

AAA Competitive Landscape
Company Device Profile
Neck
Length
Neck
Diameter
ELGX AFX 19F 15mm 32mm
MDT Endurant 18F - 20F 10mm 32mm
Cook Zenith LP 16F - 18F 15mm 32mm
Gore Repositionable 18F - 20F 15mm 29mm
Trivascular Ovation 14F - 15F 7mm 32mm
Nellix Nellix* 18F - 19F 5mm 34mm
JNJ Incraft 14F 15mm 32mm
Terumo Anaconda 21F - 23F 15mm 32mm
Nellix can treat more AAA anatomies than other EVAR devices and is the only device that completely seals the aneurysm sac
*Expected profile and neck capabilities in IDE device

Nellix Acquisition
Agreement
All stock transaction
At closing Essex Woodlands will invest $15M
– 2 ELGX board seats
Estimated 11% dilution at initial deal closing
Deal Structure
Upfront Stock at Closing $15M 30%
Milestones
$10M OUS sales (TTM) $20M* 40%
PMA Approval $15M 30%
Total $50M 100%
70% of consideration based upon commercial and regulatory success
* Ranges from $24M to $10M based on time to achieve

Nellix Milestones
2011 2012 2013 2014 2015
Technology transfer to ELGX
Build EU direct sales organization
Nellix International launch
U.S. IDE clinical trial
PMA approval
US launch
Enrollment
EU Launch
Anticipated Timing:

2011 2012
2013
2014
IntuiTrak
New Sizes
Europe
Nellix
Europe
IntuiTrak New
Sizes
International
AFX
U.S.
2015
ELGX Planned New Product Pipeline
PEVAR
U.S.
Ventana
Europe
IntuiTrak
Japan
Nellix
International
Xpand
Europe
Ventana
International
AFX2
U.S.
Xpand
International
Aortic
Stent
International
Xpand
U.S.
Nellix
U.S.
17 new product launches planned over the next 4-5 years
Aortic
Stent
Europe
Ventana
U.S.

21 Potential EVAR Market Expansion ~60% Potential EVAR Market Increase 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Current EVAR Future EVAR Nellix Ventana

Global Sales Force
U.S. Direct Sales Force
– 61 Territories at the end of Q3 2010
– ~260 Years of EVAR Experience
– 30% Expansion Planned For 2010
– Reps are Highly Trained Aortic Specialists
• Profile = Top Performing Cardiovascular Reps
• Extensive Training Program
• Provide Direct Physician Support in 95% of Procedures
International Direct & Distributor Sales Force
– Transitioning to Direct Sales Force in Europe in 2011
– Currently 13 Distributors Covering 22 Countries
• Includes Europe, Asia and South America

23 ELGX Market Opportunities $1B $300M $400M Infrarenal Juxtarenal Thoracic 2015 Aortic Stent Ventana $1.7B AFX TAA Stent Graft Xpand PEVAR Nellix

Financial Guidance
2010 Global Revenue of $66M - $67M
– Increase over 2009 of 26% - 28%
2011 Global Revenue of $78M - $82M
2011 loss of $0.25 - $0.30 per share
– Nellix R&D: ~$13.0M or ($0.23)
– EU Sales Force: ~$5.7M or ($0.10)
– Deal Amortization & Integration: ~$2.2M or ($0.04)
Expect core business profitability in 2011
Expect total company profitability by Q4 2012
Operating margins of 25% - 30% by 2015
Forecasted Sales CAGR of 25%+ (2011-2015)

ELGX Growth Drivers
U.S. Sales Force Expansion
Transition to Direct Sales Force in Europe
New Product Pipeline
– Expanded Size Range (2010)
– AFX Endovascular System
– PEVAR
– Fenestrated Device (Ventana)
– Nellix Endovascular System
– BX Covered Stent (Xpand)
– Aortic Stent
– Thoracic Stent Graft

Post Acquisition Balance Sheet
ASSETS
Cash $40M
Total Current Assets $60M
Net Fixed Assets $3M
Goodwill & Intangibles $47M
TOTAL ASSETS
$110M
LIABILITIES & EQUITY
Total Current Liabilities $12M
Long Term Liabilities $1M
Total Liabilities $13M
Total Equity $97M
TOTAL LIABILITIES & EQUITY
$110M
Strong cash
position to
execute
growth
strategy

Executive Summary
Strong Core Business + Nellix Acquisition Creates a
Company with Market Leadership Potential
Multiple Growth Drivers in $1.7 Billion Market by 2015
– Robust New Product Pipeline
– Potential to Expand the EVAR Market  from 60% up to 95% of
Diagnosed AAAs
– EU Direct Sales Force
Strong Financial Performance
– 3Q 2010 Revenue Growth of 30%
– 79% Gross Margin